UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 12, 2016

RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Global Opportunistic Credit Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Axiom Alternative Investments SARL to serve as a new money manager to the Fund. This change became effective on March 16, 2016.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 12, 2016

To Shareholders of the Russell Global Opportunistic Credit Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Axiom Alternative Investments SARL (“Axiom”) to serve as a new money manager to the Fund. This change became effective on March 16, 2016.

The attached Information Statement provides information about Axiom, the new portfolio management contract with Axiom and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates

Assistant Secretary

Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Global Opportunistic Credit Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On March 1, 2016, the Board authorized the signing of a portfolio management contract to engage Axiom Alternative Investments SARL (“Axiom”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo.

Portfolio Management Contract

Effective March 1, 2016, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Axiom. The contract will continue until August 31, 2017. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Axiom and by Axiom upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Axiom, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on March 1, 2016, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Axiom. The Trustees approved the terms of the proposed portfolio management contract with Axiom based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $1.7 billion (as of September 2015), the proposed changes would increase by approximately $66,592 the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their July 29, 2014 meeting, where the Fund’s existing advisory agreement with RIMCo was approved, and their December 16, 2015 meeting, where a new advisory agreement with RIMCo was approved for a two-year period following a change in control of RIMCo, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Axiom, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 1.00% (estimated to be $17,600,399 based on an assumed average asset level of $1,760,039,871 for the twelve months ended October 31, 2015, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.35% (estimated to be $6,160,140 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable by RIMCo to the Fund’s money managers would have been approximately 0.36% (estimated to have been $6,336,144 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Axiom.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Axiom does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Axiom

Axiom Alternative Investments SARL, 39, Avenue Pierre 1ER de Serbie, 75008, Paris, France, is owned and controlled by Paris-Bruxelles Capital Partners. Paris-Bruxelles Capital Partners is owned and controlled by David Benamou and Jérôme Legras through their controlling share ownership.

The names and principal occupations of the principal executive officers and each director or general partner of Axiom, all located at 39, Avenue Pierre 1ER de Serbie, 75008, Paris, France, are listed below.

Name	Principal Occupation/Title
Benamou David	Director
Legras Jérôme	Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Axiom. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Axiom, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Axiom or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 12, 2016

RUSSELL MULTI-STRATEGY INCOME FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Kopernik Global Investors LLC to serve as a new non-discretionary money manager to the Fund. This change became effective on March 16, 2016.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 12, 2016

To Shareholders of the Russell Multi-Strategy Income Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Kopernik Global Investors LLC (“Kopernik”) to serve as a new non-discretionary money manager to the Fund. This change became effective on March 16, 2016.

The attached Information Statement provides information about Kopernik, the new portfolio management contract with Kopernik and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates

Assistant Secretary

Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL MULTI-STRATEGY INCOME FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIMCo. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. RIMCo manages Fund assets not allocated to discretionary money managers. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On March 1, 2016, the Board authorized the signing of a portfolio management contract to engage Kopernik Global Investors LLC (“Kopernik”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIMCo.

Portfolio Management Contract

Effective March 1, 2016, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Kopernik. The contract will continue until August 31, 2017. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Kopernik and by Kopernik upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Kopernik, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on March 1, 2016, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Kopernik. The Trustees approved the terms of the proposed portfolio management contract with Kopernik based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $276 million (as of October 2015), the proposed changes would increase by approximately $9,448 the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 3, 2014 meeting, where the Fund’s existing advisory agreement with RIMCo was approved, and their December 16, 2015 meeting, where a new advisory agreement with RIMCo was approved for a two-year period following a change in control of RIMCo, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Kopernik, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.75% (estimated to be $2,051,501 based on an assumed average asset level of $273,533,525 for the twelve months ended October 31, 2015, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.31% (estimated to be $847,954 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable by RIMCo to the Fund’s money manager strategies would have been approximately 0.31% (estimated to have been $847,954 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Kopernik.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Kopernik does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Kopernik

Kopernik Global Investors LLC, Two Harbour Place, 302 Knights Run Avenue Suite 1225, Tampa, Florida, 33602, is 100% employee owned and controlled by David Iben thorough his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.

The names and principal occupations of the principal executive officers and each director or general partner of Kopernik, all located at Two Harbour Place, 302 Knights Run Avenue Suite 1225, Tampa, Florida, 33602, are listed below.

Name	Principal Occupation/Title
David Iben, CFA	Chief Investment Officer and Lead Portfolio Manager
Mark McKinney, CFA	Principal, Analyst / Portfolio Manager
Neda Yarich	President
Kassim Gaffar, CFA	Principal, Head of Distribution & Client Services
Isabel Satra	Principal, CFO, Analyst / Portfolio Manager
Mark McKinney, CFA	Principal, Analyst / Portfolio Manager
Robert S. Lamont, Jr.	General Counsel / Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Kopernik. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Kopernik, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Kopernik or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 12, 2016

RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Snow Capital Management, L.P. to serve as a new money manager to the Fund. This change became effective on March 16, 2016.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 12, 2016

To Shareholders of the Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Snow Capital Management, L.P. (“Snow Capital”) to serve as a new non-discretionary money manager to the Fund. This change became effective on March 16, 2016.

The attached Information Statement provides information about Snow Capital, the new portfolio management contract with Snow Capital and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates

Assistant Secretary

Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIMCo manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIMCo who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. RIMCo also manages the portion of the Fund’s assets that RIMCo determines not to manage based upon model portfolios provided by the Fund’s money managers. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On March 1, 2016, the Board authorized the signing of a portfolio management contract to engage Snow Capital Management, L.P. (“Snow Capital”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIMCo.

Portfolio Management Contract

Effective March 1, 2016, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Snow Capital. The contract will continue until August 31, 2017. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Snow Capital and by Snow Capital upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Snow Capital, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on March 1, 2016, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Snow Capital. The Trustees approved the terms of the proposed portfolio management contract with Snow Capital based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $370 million (as of October 2015), the proposed changes would increase by approximately $19,000 the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their July 29, 2014 meeting, where the Fund’s existing advisory agreement with RIMCo was approved, and their December 16, 2015 meeting, where a new advisory agreement with RIMCo was approved for a two-year period following a change in control of RIMCo, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Snow Capital, is paid a pro rata portion of its annual fee, based on the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.98% (estimated to be $3,463,360 based on an assumed average asset level of $353,404,117 for the twelve months ended October 31, 2015, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.23% (estimated to be $812,829 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable by RIMCo to the Fund’s money manager strategies would have been approximately 0.24% (estimated to have been $848,170 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Snow Capital.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Snow Capital acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2016
Columbia Funds Variable Series Trust II: VP – Partners Small Cap Value Fund	$186 million
SEI Institutional Investments Trust: Small Cap II Fund	$ 72 million
SEI Institutional Managed Trust: Small Cap Fund	$ 68 million
Guidestone Capital Management Select Funds	$ 51 million
SEI Institutional Managed Trust: Catholic Values Equity Fund	$ 12 million

Additional Information About Snow Capital

Snow Capital Management, L.P., 2000 Georgetown Drive, Suite 200, Sewickley, PA 15143, is employee-owned and is controlled by Snow Capital Management Holdings L.P. through its controlling share ownership. Snow Capital Management Holdings L.P. is controlled by Snow Capital Management Inc., which is owned 100% by Richard Snow.

The names and principal occupations of the principal executive officers and each director or general partner of Snow Capital, all located at 2000 Georgetown Drive, Suite 200, Sewickley, PA 15143, are listed below.

Name	Principal Occupation/Title
Richard A. Snow	President & Chairman of the Board
Carl Vuono	Vice President-Chief Operating Officer
David Williams	Vice President-Managing Director
Daniel T. McNichol	Vice President-Managing Director
Edward G. Jenkins, III	Vice President-Managing Director
Joshua R. Schachter	Vice President-Portfolio Manager
Nathan T. Snyder	Vice President-Portfolio Manager
Anne S. Wickland	Vice President-Co-Portfolio Manager
Simon Rosenberg	President-Co-Portfolio Manager
Jessica Bemer	Vice President
Michael P. Chiodo	Secretary/Treasurer
Maribeth Donnelly	Vice President-Managing Director
Jessica D. Leighty	Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Snow Capital. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Snow Capital, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Snow Capital or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 12, 2016

RUSSELL U.S. SMALL CAP EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Timpani Capital Management, Inc. to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Next Century Growth Investors and Netols Asset Management, Inc. as money managers to the Fund. These changes became effective on March 16, 2016.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 12, 2016

To Shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Timpani Capital Management, Inc. (“Timpani”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Next Century Growth Investors and Netols Asset Management, Inc. as money managers to the Fund. These changes became effective on March 16, 2016.

The attached Information Statement provides information about Timpani, the new portfolio management contract with Timpani and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates

Assistant Secretary

Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL U.S. SMALL CAP EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On March 1, 2016, the Board authorized the signing of a portfolio management contract to engage Timpani Capital Management, LLC (“Timpani”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of similar portfolio management contracts with Next Century Growth Investors (“Next Century”) and Netols Asset Management, LLC (“Netols”). On March 15, 2016, the portfolio management contracts with Next Century and Netols were terminated.

Portfolio Management Contract

Effective March 1, 2016, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Timpani. The contract will continue until August 31, 2017. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Timpani and by Timpani upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Timpani, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on March 1, 2016, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Timpani. The Trustees approved the terms of the proposed portfolio management contract with Timpani based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $2,070 million (as of October 2015), the proposed changes would decrease by approximately $248,000 the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their July 29, 2014 meeting, where the Fund’s existing advisory agreement with RIMCo was approved, and their December 16, 2015 meeting, where a new advisory agreement with RIMCo was approved for a two-year period following a change in control of RIMCo, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Timpani, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $16,199,391 based on an assumed average asset level of $2,314,198,687 for the twelve months ended October 31, 2015, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.36% (estimated to be $8,331,115 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable by RIMCo to the Fund’s money managers would have been approximately 0.35% (estimated to have been $8,099,695 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Timpani.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Timpani acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2016
Frontier Timpani Small Cap Growth Fund	$55.3 million
UBS PACE Small/Medium Co Growth Equity Investments	$48.6 million

Additional Information About Timpani

Timpani Capital Management, LLC, 10850 West Park Place, Suite 1020, Milwaukee, WI 53224, is 75% owned and controlled by Growth Investment Managers LLC and 25% owned by Frontier One LLC. Growth Investment Managers LLC is owned by Brandon Nelson, Ryan Isherwood and Michael Klenn and controlled by Brandon Nelson via his controlling share ownership. Frontier One LLC is owned by William D. Forsyth III, Patrick Casey Magner, and Mark Ziehr and controlled by William D. Forsyth III via his controlling share ownership.

The names and principal occupations of the principal executive officers and each director or general partner of Timpani, all located at 10850 West Park Place, Suite 1020, Milwaukee, WI 53224, are listed below.

Name	Principal Occupation/Title
William Forsyth III	President, Director
Brandon Nelson	Chief Investment Officer, Director
Casey Magner	Vice President, Director
Mark Ziehr	Chief Financial Officer
Christopher Currie	Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Timpani. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Timpani, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Timpani or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 12, 2016

RUSSELL U.S. STRATEGIC EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell U.S. Strategic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of William Blair Investment Management, LLC to serve as a new discretionary money manager to the Fund. At the same time, the Board approved the termination of Cornerstone Capital Management Inc. and Columbus Circle Investors as discretionary money managers to the Fund. These changes became effective on March 16, 2016.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 12, 2016

To Shareholders of the Russell U.S. Strategic Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of William Blair Investment Management, LLC (“William Blair”) to serve as a new discretionary money manager to the Fund. At the same time, the Board approved the termination of Cornerstone Capital Management Inc. and Columbus Circle Investors as discretionary money managers to the Fund. These changes became effective on March 16, 2016.

The attached Information Statement provides information about William Blair, the new portfolio management contract with William Blair and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates

Assistant Secretary

Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL U.S. STRATEGIC EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Strategic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIMCo. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. RIMCo manages Fund assets not allocated to discretionary money managers. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On March 1, 2016, the Board authorized the signing of a portfolio management contract to engage William Blair Investment Management, LLC (“William Blair”) as a discretionary money manager to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of similar portfolio management contracts with Cornerstone Capital Management Inc. (“Cornerstone”) and Columbus Circle Investors (“Columbus Circle”) as discretionary money managers to the Fund. On March 2, 2016, the portfolio management contracts with Cornerstone and Columbus Circle were terminated.

Portfolio Management Contract

Effective March 1, 2016, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with William Blair. The contract will continue until August 31, 2017. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to William Blair and by William Blair upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with William Blair, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on March 1, 2016, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and William Blair. The Trustees approved the terms of the proposed portfolio management contract with William Blair based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $4.0 billion (as of October 2015), the proposed changes would increase by approximately $57,910 the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their July 29, 2014 meeting, where the Fund’s existing advisory agreement with RIMCo was approved, and their December 16, 2015 meeting, where a new advisory agreement with RIMCo was approved for a two-year period following a change in control of RIMCo, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including William Blair, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.75% (estimated to be $29,744,006 based on an assumed average asset level of $3,965,867,516 for the twelve months ended October 31, 2015, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.17% (estimated to be $6,741,975 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable by RIMCo to the Fund’s money manager strategies would have been approximately 0.17% (estimated to have been $6,741,975 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with William Blair.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

William Blair acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2016
William Blair International Equity Fund	$ 57.5 million
William Blair Institutional International Equity Fund	$ 14.5 million
AST International Growth Portfolio	$600.0 million
AST Advanced Strategies Portfolio	$653.7 million
Prudential Series Fund Global Portfolio	$185.3 million
SP International Growth Portfolio – Variable Annuity Trust	$ 21.1 million
William Blair International Leaders Fund	$103.9 million

Additional Information About William Blair

William Blair Investment Management, LLC, 222 West Adams Street Chicago, IL 60606, is 100% employee owned with no one individual controlling more than 25%.

The names and principal occupations of the principal executive officers and each director or general partner of William Blair, all located at 222 West Adams Street Chicago, IL 60606, are listed below.

Name	Principal Occupation/Title
John Roger Ettelson	President, CEO, Executive Committee Member
Edgar David Coolidge III	Vice Chairman
Jon Walter Zindel	Chief Financial Officer, Executive Committee Member
Arthur Joseph Simon	General Counsel, Executive Committee Member
Michelle Renae Seitz	Executive Committee Member
Brent Gledhill	Executive Committee Member
John Carroll Moore	Executive Committee Member
Jeff Urbina	Executive Committee Member

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of William Blair. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which William Blair, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of William Blair or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.